Exhibit 99.1

Contact: Dan Cravens 480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS RECORD SEPTEMBER LOAD FACTOR
TEMPE, Ariz., Oct. 3, 2008 — US Airways Group, Inc. (NYSE: LCC) today reported September, third quarter and year-to-date 2008 traffic results. Mainline revenue passenger miles (RPMs) for the month were 4.6 billion, down 1.0 percent from September 2007. Capacity was 5.8 billion available seat miles (ASMs), down 3.5 percent versus September 2007. Passenger load factor for the month of September was a record 80.1 percent, up 2.0 points versus September 2007.
US Airways President Scott Kirby said, “September consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) increased between eight and ten percent versus the same period last year. In addition, our ancillary revenue initiatives are exceeding our expectations and driving both financial and operational improvements.”
For the month of August, US Airways ranked in the top three in both on-time arrivals and baggage handling among the ten largest U.S. airlines as measured by the DOT’s Air Travel Consumer Report.
“Our top-three ranking in baggage handling is especially noteworthy when you consider that this is the highest the new US Airways or its pre-merger entities have ranked since 2005. We are extremely proud of our 35,000 employees for their enduring commitment to taking care of our customers. As part of our operational incentive plan, employees will receive payouts totaling $100, $50 for both the on-time arrivals and baggage handling top-three rankings,” continued Kirby.
For the month of September US Airways’ preliminary on-time performance as measured by the DOT was 84.1 percent, with a completion factor of 98.8 percent.
The following summarizes US Airways Group’s traffic results for the month, quarter and year-to-date ended September 30, 2008 and 2007, consisting of mainline operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline
September

	2008	2007	% Change

Mainline Revenue Passenger Miles (000)
Domestic	3,585,078	3,615,265	(0.8)
Atlantic	905,732	891,895	1.6
Latin	151,183	179,775	(15.9)

Total Mainline Revenue Passenger Miles	4,641,993	4,686,935	(1.0)

Mainline Available Seat Miles (000)
Domestic	4,434,551	4,616,044	(3.9)
Atlantic	1,150,492	1,139,404	1.0
Latin	207,889	245,737	(15.4)

Total Mainline Available Seat Miles	5,792,932	6,001,185	(3.5)

Mainline Load Factor (%)
Domestic	80.8	78.3	2.5	pts
Atlantic	78.7	78.3	0.4	pts
Latin	72.7	73.2	(0.5	)pts

Total Mainline Load Factor	80.1	78.1	2.0	pts

Mainline Enplanements
Domestic	3,756,707	3,934,879	(4.5)
Atlantic	227,504	228,839	(0.6)
Latin	126,105	149,542	(15.7)

Total Mainline Enplanements	4,110,316	4,313,260	(4.7)
QUARTER TO DATE

	2008	2007	% Change

Mainline Revenue Passenger Miles (000)
Domestic	12,423,448	12,629,018	(1.6)
Atlantic	2,944,207	2,885,340	2.0
Latin	902,575	880,321	2.5

Total Mainline Revenue Passenger Miles	16,270,230	16,394,679	(0.8)

Mainline Available Seat Miles (000)
Domestic	14,736,533	15,028,848	(1.9)
Atlantic	3,570,134	3,544,290	0.7
Latin	1,095,670	1,095,489	0.0

Total Mainline Available Seat Miles	19,402,337	19,668,627	(1.4)

Mainline Load Factor (%)
Domestic	84.3	84.0	0.3	pts
Atlantic	82.5	81.4	1.1	pts
Latin	82.4	80.4	2.0	pts

Total Mainline Load Factor	83.9	83.4	0.5	pts

Mainline Enplanements
Domestic	12,563,676	13,484,925	(6.8)
Atlantic	750,572	741,870	1.2
Latin	753,402	734,948	2.5

Total Mainline Enplanements	14,067,650	14,961,743	(6.0)
YEAR TO DATE

	2008	2007	% Change

Mainline Revenue Passenger Miles (000)
Domestic	36,780,669	37,763,050	(2.6)
Atlantic	6,857,699	6,273,031	9.3
Latin	3,313,933	3,070,391	7.9

Total Mainline Revenue Passenger Miles	46,952,301	47,106,472	(0.3)

Mainline Available Seat Miles (000)
Domestic	44,411,571	45,796,870	(3.0)
Atlantic	8,710,260	8,016,827	8.6
Latin	4,002,003	3,934,055	1.7

Total Mainline Available Seat Miles	57,123,834	57,747,752	(1.1)

Mainline Load Factor (%)
Domestic	82.8	82.5	0.3	pts
Atlantic	78.7	78.2	0.5	pts
Latin	82.8	78.0	4.8	pts

Total Mainline Load Factor	82.2	81.6	0.6	pts

Mainline Enplanements
Domestic	37,562,363	40,212,015	(6.6)
Atlantic	1,753,210	1,608,160	9.0
Latin	2,698,342	2,496,834	8.1

Total Mainline Enplanements	42,013,915	44,317,009	(5.2)

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)
September

	2008	2007	% Change

Express Revenue Passenger Miles (000)
Domestic	167,007	174,205	(4.1)

Express Available Seat Miles (000)
Domestic	260,194	264,209	(1.5)

Express Load Factor (%)
Domestic	64.2	65.9	(1.7	)pts

Express Enplanements
Domestic	617,237	644,442	(4.2)
QUARTER TO DATE

	2008	2007	% Change

Express Revenue Passenger Miles (000)
Domestic	576,124	554,810	3.8

Express Available Seat Miles (000)
Domestic	842,215	795,133	5.9

Express Load Factor (%)
Domestic	68.4	69.8	(1.4	)pts

Express Enplanements
Domestic	2,081,806	2,053,539	1.4
YEAR TO DATE

	2008	2007	% Change

Express Revenue Passenger Miles (000)
Domestic	1,660,716	1,765,889	(6.0)

Express Available Seat Miles (000)
Domestic	2,462,984	2,511,486	(1.9)

Express Load Factor (%)
Domestic	67.4	70.3	(2.9	)pts

Express Enplanements
Domestic	5,952,696	6,280,848	(5.2)
Notes:

1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.
September

	2008	2007	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	3,752,085	3,789,470	(1.0)
Atlantic	905,732	891,895	1.6
Latin	151,183	179,775	(15.9)

Total Consolidated Revenue Passenger Miles	4,809,000	4,861,140	(1.1)

Consolidated Available Seat Miles (000)
Domestic	4,694,745	4,880,253	(3.8)
Atlantic	1,150,492	1,139,404	1.0
Latin	207,889	245,737	(15.4)

Total Consolidated Available Seat Miles	6,053,126	6,265,394	(3.4)

Consolidated Load Factor (%)
Domestic	79.9	77.6	2.3	pts
Atlantic	78.7	78.3	0.4	pts
Latin	72.7	73.2	(0.5	)pts

Total Consolidated Load Factor	79.4	77.6	1.8	pts

Consolidated Enplanements
Domestic	4,373,944	4,579,321	(4.5)
Atlantic	227,504	228,839	(0.6)
Latin	126,105	149,542	(15.7)

Total Consolidated Enplanements	4,727,553	4,957,702	(4.6)
QUARTER TO DATE

	2008	2007	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	12,999,572	13,183,828	(1.4)
Atlantic	2,944,207	2,885,340	2.0
Latin	902,575	880,321	2.5

Total Consolidated Revenue Passenger Miles	16,846,354	16,949,489	(0.6)

Consolidated Available Seat Miles (000)
Domestic	15,578,748	15,823,981	(1.5)
Atlantic	3,570,134	3,544,290	0.7
Latin	1,095,670	1,095,489	0.0

Total Consolidated Available Seat Miles	20,244,552	20,463,760	(1.1)

Consolidated Load Factor (%)
Domestic	83.4	83.3	0.1	pts
Atlantic	82.5	81.4	1.1	pts
Latin	82.4	80.4	2.0	pts

Total Consolidated Load Factor	83.2	82.8	0.4	pts

Consolidated Enplanements
Domestic	14,645,482	15,538,464	(5.7)
Atlantic	750,572	741,870	1.2
Latin	753,402	734,948	2.5

Total Consolidated Enplanements	16,149,456	17,015,282	(5.1)
YEAR TO DATE

	2008	2007	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	38,441,385	39,528,939	(2.8)
Atlantic	6,857,699	6,273,031	9.3
Latin	3,313,933	3,070,391	7.9

Total Consolidated Revenue Passenger Miles	48,613,017	48,872,361	(0.5)

Consolidated Available Seat Miles (000)
Domestic	46,874,555	48,308,356	(3.0)
Atlantic	8,710,260	8,016,827	8.6
Latin	4,002,003	3,934,055	1.7

Total Consolidated Available Seat Miles	59,586,818	60,259,238	(1.1)

Consolidated Load Factor (%)
Domestic	82.0	81.8	0.2	pts
Atlantic	78.7	78.2	0.5	pts
Latin	82.8	78.0	4.8	pts

Total Consolidated Load Factor	81.6	81.1	0.5	pts

Consolidated Enplanements
Domestic	43,515,059	46,492,863	(6.4)
Atlantic	1,753,210	1,608,160	9.0
Latin	2,698,342	2,496,834	8.1

Total Consolidated Enplanements	47,966,611	50,597,857	(5.2)

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways is also providing a brief update on notable company accomplishments during the month of September:
•	US Airways received its tenth consecutive Diamond Award for maintenance training excellence from the Federal Aviation Administration (FAA) for its Charlotte, North Carolina hub line maintenance facility. The program, which began in 1991, consists of both initial and recurrent training in FAA regulations and policy and aviation industry maintenance training.
•	Announced executive team changes, including the promotion of David Seymour to senior vice president, technical operations and the expanded roles of Senior Vice President, Marketing and Planning Andrew Nocella and Vice President, Human Resources Daniel Pon.
•	Expanded the airline’s Choice Seats program to comprise 25 percent of the main cabin and began beta testing Choice Seats sales at airport kiosks and ticket counters at some locations. The airline is on track to fully expand Choice Seats sales to all ticket counters and kiosks later this fall.
US Airways, along with US Airways Shuttle and US Airways Express, operates approximately 3,200 flights per day and serves more than 200 communities in the U.S., Canada, Europe, the Caribbean and Latin America. The airline employs more than 35,000 aviation professionals worldwide and is a member of the Star Alliance network, which offers our customers 18,000 daily flights to 965 destinations in 162 countries worldwide. In the first half of 2008, US Airways ranked first in on-time performance among the ten largest U.S. carriers according to the Department of Transportation’s Air Travel Consumer Report.  And for the tenth consecutive year, the airline received a Diamond Award for maintenance training excellence from the Federal Aviation Administration (FAA) for its Charlotte, North Carolina hub line maintenance facility. For more company information, visit usairways.com. (LCCT)
Forward Looking Statements
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance of US Airways Group (the “Company”). Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of high fuel costs, significant disruptions in fuel supply and further significant increases to fuel prices; the impact of future significant operating losses; the Company’s high level of fixed obligations (including compliance with financial covenants related to those obligations) and the ability of the Company to obtain and maintain any necessary financing for operations and other purposes; the impact of changes in the Company’s business model; the ability of the Company to maintain adequate liquidity; changes in prevailing interest rates and increased costs of financing; the impact of economic conditions; the ability of the Company to obtain and maintain commercially reasonable terms with vendors and service providers and reliance on those vendors and service providers; reliance on third party service providers and the impact of any failure or disruption by these providers; labor costs, relations with unionized employees generally and the impact and outcome of the labor negotiations; reliance on automated systems and the impact of any failure or disruption of these systems; the impact of industry consolidation; competitive practices in the industry, including significant fare restructuring activities, capacity reductions or other restructuring or consolidation activities by major airlines; the ability to attract and retain qualified personnel; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; security-related and insurance costs; government legislation and regulation, including environmental regulation; the Company’s ability to obtain and maintain adequate facilities and infrastructure to operate and grow the Company’s network; costs of ongoing data security compliance requirements and the impact of any data security breach; interruptions or disruptions in service at one or more of the Company’s hub airports; the impact of any accident involving the Company’s aircraft; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; weather conditions; the cyclical nature of the airline industry; the impact of foreign currency exchange rate fluctuations; the ability to use pre-merger NOLs and certain other tax attributes; ability to integrate management, operations and labor groups; the ability to maintain contracts critical to the Company’s operations; the ability of the Company to attract and retain customers; and other risks and uncertainties listed from time to time in the Company’s reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Report on Form 10-Q for the quarter ended June 30, 2008 and in the Company’s filings with the SEC, which are available at www.usairways.com
-LCC-